SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 27, 2003


                                  MISONIX, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New  York                    1-10986                11-2148932
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


1938 New Highway, Farmingdale, NY                                 11735
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(Address of principal executive offices)                        (Zip Code)

                                 (631) 694-9555
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ----------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

          99.1 Press Release, dated August 26, 2003, issued by MISONIX, INC.

ITEM  9.  REGULATION  FD  DISCLOSURE  (PURSUANT  TO  ITEM  12).
          -----------------------------------------------------

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

          On August 26, 2003, MISONIX, INC. issued a press release announcing its financial results for the fiscal year ended June 30, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 27, 2003
                               MISONIX,  INC.

                               By:   /s/ Richard Zaremba
                                     -------------------
                                     Richard Zaremba
                                     Vice President, Chief Financial Officer,
                                     Treasurer and Secretary




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                                  EXHIBIT INDEX
                                  -------------

The following is a list of Exhibits furnished with this report.

Exhibit  No.     Description
------------     -----------

99.1             Press Release, dated August 26, 2003, issued by MISONIX, INC.




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